                                                                   EXHIBIT 10.22

                                AIRSPACE LEASE

DESCRIPTION:       (Exhibit "A") Beginning at Highway Engineers Station 339+37.5
                   hereinafter called H.E.S.) on the Center Line of SR 99, thence Easterly 58 feet to the true point of beginning, thence Easterly 42 feet, thence Northerly 705 feet parallel to said Center Line, thence Westerly 42 feet, thence
                   Southerly 705 feet parallel to said Center Line to the true point of beginning.

LEASED DATED:      July 10, 1980  COMMENCING:  9/12/80   TERMINATING: 9/11/85

LESSEE: Sea Tac Properties, Ltd., a limited partnership and Kilroy Industries, a California corporation

LESSOR:            Washington State Department of Transportation

TERM:              5 years  0 months*
                   *after first 5 years, term will convert to a month to month tenancy

OPTION TO
TERMINATE:         Within the first 5 year term: Lessor may terminate with 90 days notice

                   After the first 5 year term: Either party may terminate with 90 days notice

RENT: $528.00/month plus WA State Leasehold Excise Tax = $591.36-----.* Rent is due on or before the 15th of each
                   -------
                   month, if payment is not postmarked 10 days of due date, there will be a late charge of 1% of amount due plus $25 may be added to the amount due. An additional charge of 1% will be added for each additional month the amount goes unpaid.

USE: Parking of operable vehicles & landscaping; signs are subject to approval of Lessor. Use is subject to all regulations of Department of Transportation. All construction plans and/or changes thereof are subject to Lessor approval.

TRAFFIC GATES:     Have been installed without prior approval of WSDOT & if they prove to be a traffic problem, Lessee will remove without cost to WSDOT.

TAXES: Lessee to pay all taxes & assessments assumed by Lessee & all taxes which may become a lien on the interest of the Lessee, & all taxes levied or imposed upon the interest of Lessee or by reason of the Lease.

INSURANCE:         Lessee to obtain insurance policies naming Lessor as an
                   insured; copies of all policies to be provided to Lessor & such policies shall not be cancellable except on 30 days written notice.

HOLD
HARMLESS:          Lessee shall hold Lessor harmless from any and all claims.

NON-
DISCRIMINATION:    Lessee agrees not to discriminate against any person on the grounds of race, color, creed, national origin.....

ASSIGNMENT:        Lessee will not assign Lease or sublet premises without
                   consent of Lessor & Federal Highway Administration.

TERMINATION:       If Lessee is in default under this Lease, Lessor shall have the option of giving notice of its intent to terminate. If, after 30 days from notice being given, default(s) remain unremedied, this Lease shall terminate. However, Lessor may, at his option, extend the termination period.

                   See Clause TERMINATION & EXTENSION for specifics.

MAILING ADDRESSES: Lessor:                           Lessee:
                   -------                           -------
                   Department of Transportation      Sea Tac Office Center
                   Land Management Section           P.O. Box 68069
                   6431 Corson Ave. So.  E-81410     Seattle, WA  98188
                   Seattle, WA  98108

*RENT ADJUSTMENTS: No rent adjustments will be made prior to July 10, 1983;
                   subsequent adjustments will not be made more frequently than at 3-year intervals



Approved by: [Signature]                  date 10/23/80
             ------------------------          ----------
Prepared by: [Signature]                  date
             ------------------------          ----------

Distribution:

              JBK, JR.            Dan Vasquez
              RFF                 file
              Nadine Kulper

                                                                      AA-1-07504

                          A I R S P A C E   L E A S E
                          - - - - - - - -   - - - - -

     THIS LEASE made and entered into this 10th day of July, 1980, between the WASHINGTON STATE DEPARTMENT OF TRANSPORTATION, hereinafter called the "Lessor" and SEA/TAC PROPERTIES, LTD., a Limited Partnership, and KILROY INDUSTRIES, a California Corporation, hereinafter collectively called the "Lessee";
     WHEREAS, the land and premises to be leased are not presently needed exclusively for highway purposes: AND WHEREAS the Department of Transportation is granted authority to lease property under RCW 47.12.120: AND WHEREAS, the Lessor and Lessee deem it to be in the best public interest to enter into this lease;
     NOW THEREFORE, in consideration of the terms, conditions, covenants and performances contained herein, IT IS MUTUALLY AGREED THAT:
     The Lessor does hereby lease to the Lessee the premises described in Exhibit "A" attached hereto and by this reference incorporated herein.
     TERM.  The Term of this lease shall be Five (5) years and thereafter revert
     ----
to a month to month tenancy commencing on the date of execution of this lease by the State.
     Within the five year term, the Lessor reserves the right to terminate this lease with ninety (90) days written notice to the Lessee without cost to Lessor should the premises be needed for any future highway purposes. After the Five year term the lease may be cancelled on 90 days notice by either party.
     In the event that this lease is terminated by the state for public use or convenience, the Lessee shall not be entitled to any payment or compensation by reason of such termination. Provided, that the Lessee shall be entitled to a return of rental payment based upon rent paid beyond the effective cancellation date. Furthermore, such leased premises shall not be considered as part of or as contributing to the use of any adjoining or other properties owned, used or controlled by the Lessee in the event such other property or property rights of the Lessee are subject to condemnation subsequent to the execution of this lease.

     RENT.  Rent for the premises shall be paid to Lessor on or before the 1st
     ----
day of each calendar month during the entire term of this lease at the rate of $528.00 per month PLUS WASHINGTON STATE LEASEHOLD EXCISE TAX WHEN APPLICABLE, payable at the address designated by the Lessor.

     RENT ADJUSTMENTS.  No rent adjustment shall be made prior to three (3)
     ----------------
years from the date of this agreement, and subsequent adjustments shall not be made more frequently than at three (3) year intervals. Rent adjustments shall reflect changes in comparable rents and shall be made in the following manner:

     a. The Lessor shall give written notice to the Lessee that a rent adjustment is being made. This notice shall include the amount of the adjusted rental rate and the date the new rate is to become effective. When a rental rate is agreed upon by the Lessor and Lessee, both parties shall execute an amendment to this lease reflecting the new rental rate.

     b. If the Lessee does not agree with the Lessor's determination of economic rent, the Lessee at his expense may secure a survey of comparable rents from an appraiser having at least three (3) years experience as an appraiser of commercial property in Washington State.

     c. In making the rental appraisals the appraisal shall utilize land rental comparables reflecting a highest and best use similar to that of the property provided by the Lessor.

     d. If an agreement is then not reached, an arbitration board shall be created as follows:

          (1) The Lessor and Lessee shall each appoint an arbitrator of his choice.

          (2) The two arbitrators shall appoint a mutually acceptable third arbitrator.

          (3) The arbitration board shall then establish the rental rate based upon an evaluation of the information provided by both parties.

          (4) The decision of the board of arbitration shall be binding and final.

          (5) The cost of such arbitration shall be equally shared by the Lessor and Lessee.

          (6) The new rental rate shall be retroactive to the effective date set forth in the notice required by subparagraph (a) above.

     CHARGE FOR LATE PAYMENT.  If any payment of rent or if any other sum due
     -----------------------
Lessor is not received by Lessor or postmarked within ten days after the due date, a late charge of one percent (1%) of the amount due and unpaid plus $25 may be added to the amount due and the total sum shall become immediately due and payable to Lessor. An additional charge of one percent shall be added for each additional month that this amount goes unpaid.
     Lessor and Lessee agree that such late charges represent a fair and reasonable estimate of the costs incurred by Lessor by reason of late payment. Acceptance of late payment charges and/or any portion of the overdue payment by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue payment, nor prevent Lessor from exercising any other rights and remedies granted in this lease.
     USE OF PREMISES.  In using these premises, the Lessee shall comply with
     ---------------
all policies and regulations heretofore or hereafter promulgated by the Department of Transportation relative to the location, operation and maintenance of facilities located on the property herein described. Direct access to ramps or traveled lanes of limited access highways is not permitted. All construction plans and any changes thereof are subject to approval by the Lessor and must comply with applicable State and Local ordinances, regulations and environmental requirements. The use of said premises shall be such that no hazardous or unreasonably objectionable smoke, fumes, vapor, odors, or discharge of any kind shall be permitted to rise above the grade line of the highway facility. Flammable materials including but not limited to petroleum products, paint and resins may not be stored on the site without the express permission of Lessor. No use other than parking of operable vehicles and landscaping shall be permitted without the prior written approval of the Lessor. Signs where permitted are subject to prior review and approval as elsewhere required in this agreement. The Lessee shall perform or cause to be performed at his expense all maintenance of the premises which will include, but not be limited to, keeping the premises in good condition, both as to safety and appearance to the satisfaction of the Lessor.
     Electric ingress and egress gates have already been installed by the Lessee without prior written approval of WSDOT. If these gates prove to be a traffic problem, they will have to be removed without cost to WSDOT.
     TAXES.  The Lessee agrees to pay all taxes and assessments which are
     -----
assumed by him, if any, and all taxes which may hereafter become a lien on the interest of the Lessee, and also all taxes which may hereafter be levied or imposed upon the interest of the Lessee or by reason of this agreement.
     LESSOR'S APPROVAL OF DESIGN AND CONSTRUCTION. The Lessee covenants that any
     --------------------------------------------
improvements to be constructed on the premises will not at any time during or after construction either damage, threaten to damage or otherwise adversely affect any part or element of the highway facility or operation thereof. The Lessor and the Federal Highway administration shall be furnished with copies of all plans and specifications and revisions thereto for all improvements including signs proposed to be placed on the premises, and no work shall be done without prior written approval by the Lessor and the Federal Highway Administration. All construction work shall be done in conformity with the plans and specifications as approved. The Lessor may take any action reasonably necessary, including directing that work be temporarily stopped or that additional work be done, to insure observation of the plans and specifications, protection of all parts and elements of the highway facility and compliance with Lessor's construction and safety standards. The improvements shall be designed and constructed in a manner which will permit access to the highway facility for the purpose of inspection, maintenance, and construction when necessary.
     LESSOR'S RIGHT OF ENTRY AND INSPECTION.  The Lessor, for itself and for the
     --------------------------------------
Federal Highway Administration, reserves the right to enter upon the premises at any time without notice to the Lessee for the purpose of inspection, maintenance, construction or reconstruction of the highway facility or any element thereof. Any loss of the use of the leased premises due to the Lessor's exercise of such right will be compensated for solely by pro rata reduction of rent. The Lessor shall in no way be responsible for any incidental or consequential damages due to such action. The Lessor and the Federal Highway Administration my from time to time go upon the premises for the purpose of inspecting any excavation, construction or maintenance work being done by the Lessee. Entry upon the premises for any other purpose by the Lessor and the Federal Highway Administration shall be conducted with reasonable notice to the Lessee and during the hours of 8:00 a.m. to 5:00 p.m.

     INSURANCE. At his expense, the Lessee shall keep the premises and
     ---------
improvements thereon continuously insured throughout the term of this lease by an insurer licensed to conduct business in the State of Washington against claims for personal injury or property damage. The insurance shall be in amounts of not less than $100,000.00 to indemnify against the claim of any one person, and in an aggregate amount of not less than $300,000.00 to indemnify against claims of two or more persons resulting from any one incident. Lessee shall acquire property damage insurance in an amount of $100,000.00. The insurance policies required by this paragraph shall name Lessor as one of the insured thereon, and copies of all such policies shall be provided to Lessor, and such policies shall not be cancellable except on thirty (30) days written notice to Lessor.

     NON-LIABILITY OF LESSOR. The Lessee shall indemnify and hold the Lessor
     -----------------------
harmless from any and all claims including attorneys fees, damages, suits, and expenses of whatsoever kind or nature on account of injuries to or death of any person or persons and damage to property arising in whose or in part from the use or occupancy of the leased premises by the Lessee or the activities conducted upon the premises by the Lessee, its contractors, subcontractors, agents, employees, patrons, guests and invitees.

     The Lessee further agrees to accept and defend all such claims, damages and suits for injuries to or death of any person or persons or damage to property arising in whole or in part out of the use or occupancy of the leased premises at its own expense in the name of and on behalf of the Lessor.

     NON-DISCRIMINATION. The Lessee, for itself, its successors, and assigns as
     ------------------
a part of the consideration hereof, does hereby covenant and agree, as a covenant running with the land, that no person, on the grounds of race, color, creed, national origin, marital status, age, sex or the presence of any sensory, mental or physical handicap shall be excluded from participation in, be denied the benefits of, or be otherwise unlawfully subjected to discrimination in the use of the facility now or hereafter on the premises, that in connection with the construction of any improvements on said lands and the furnishing of services thereon, no such discrimination shall be practiced in the selection of employees or contractors, or by contractors in the selection and retention of their subcontractors, that such discrimination shall not be practiced against the public in their access to and use of the facility and services provided for public accommodation constructed or operated on, over, or under the space of the right of way, and that the Lessee shall use the premises in compliance with all other requirements imposed pursuant to the Revised Code of Washington Chapter 49.60 and Title 49, Code of Federal Regulations, Subtitle A, Office of the Secretary of Transportation, Part 21 (49 C.F.R. Part 21), and as said Regulations may be amended. The breach of any of the above nondiscrimination covenants shall be a material act of default entitling the Lessor to terminate this lease in accordance with the procedures set forth herein.

     PROHIBITION OF ASSIGNMENT. IT IS AGREED that the Lessee will not, in whole
     -------------------------
or in part, assign this agreement or sublease the premises without prior written consent of the Lessor and the Federal Highway Administration.

     The Lessee hereby covenants that he is acting as principal for himself, and not as an agent for any undisclosed principal.

     DEFAULT, TERMINATION OR ABANDONMENT. (a) Notice of Default: At any time
     -----------------------------------      -----------------
after the occurrence of a default or defaults under this lease and while any such default remains unremedied, the Lessor shall have the option of giving notice in writing of its intention to terminate this lease by personal service upon, or by written notice directed to the Lessee. Such notice of intention to terminate shall specify the default or defaults then outstanding. Waiver or acceptance of any default of the terms of this agreement by the Lessor shall not operate to release the Lessee of the responsibility for any prior or subsequent default. (b)

Termination and Extension: After the expiration of thirty (30) days from the
-------------------------
giving of such notice in the case of default, if one or more defaults described in such notice then remains unremedied, this lease shall terminate without further notice and all right of the Lessee shall cease. The Lessor may in writing, at his option, extend the above period, if in the judgment of the Lessor, an extension is justified. (c) Assignment for Benefit of Creditors,
                                       ------------------------------------
Insolvency, or Bankruptcy: Appointment of a receiver to take possession of the
-------------------------
Lessee's assets, the Lessee's general assignment for benefit of creditors, or the Lessee's insolvency or taking or suffering action under the Bankruptcy Act is a breach of this lease and this lease shall terminate. (d) Performance by
                                                              --------------
Lessor: if the Lessee defaults in the performance or observation of any covenant
------
or agreement contained in this lease, the Lessor, without notice if deemed by the Lessor that an emergency exists (endangerment of life or the highway facility or failure of the Lessee timely to obtain any insurance or to pay any taxes due is presumed to be an emergency), may direct the Lessee to stop work and may itself perform or cause to be performed such covenant or agreement and may enter upon the premises for such purpose. The Lessee shall repay to the Lessor upon demand the entire cost and expense of such performance by the Lessor. Any act or thing done by Lessor under the provisions of this Paragraph shall not be or be construed as a waiver of any agreement or condition herein contained or the performance thereof. (e) Disposition of Improvements: Upon
                                          ---------------------------
termination of this lease under any provision thereof, the improvements constructed on the leased premises shall become the property of the Lessor or, at the option of the Lessor, may be removed by the Lessee at his expense in a manner prescribed by the Lessor. (f) Restoration of Grades and Fences: On
                                     --------------------------------
termination of this lease for any reason, Lessee agrees, if so directed by Lessor to restore grades and on limited access highways also to relocate fences to their configurations prior to Lessee's occupancy. This work is to be done at Lessee's expense to the satisfaction of the Lessor. (g) Abandonment: In the
                                                        -----------
event that it becomes apparent in the Lessor's sole judgment that the premises have ceased to be used or have been abandoned for a continuous period of sixty
(60) days, the Lessor at its option, shall have the right to terminate this lease, provided due notice of termination shall be given the Lessee not less than thirty (30) days prior to the proposed termination date.

     NOTICES. Wherever in this lease written notices are to be given or made,
     -------
they will be sent by certified mail addressed to the parties at the address listed below unless a different address shall be designated in writing and delivered to the other party.

     LESSOR:  DEPT. OF TRANSPORTATION
              LAND MANAGEMENT SECTION
              6431 Corson Ave. So.  E-81410
              Seattle, Wa. 98108

     LESSEE:  Sea-Tac Office Center
              P.O. Box 68069
              Seattle, Wa. 98188

                                                       SEP 12 1980
                                            -----------------------------------
                                                                        Date

KILROY INDUSTRIES


By:  [Signature]                            WASHINGTON STATE,
    ------------------------------          DEPARTMENT OF TRANSPORTATION
             Lessee

SEA/TAC PROPERTIES, LTD.

By:  [Signature]                            By:   [Signature]
    ------------------------------              -------------------------------
             General Partner                          State Design Engineer


APPROVED AS TO FORM

    August 5                   1980
-----------------------------   --

By: [Signature]
    ------------------------------
      Assistant Attorney General

PARTNERSHIP ACKNOWLEDGMENT
--------------------------

STATE OF CALIFORNIA    )
                       )  S.
COUNTY OF LOS ANGELES  )

     On July 29, 1980, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN B. KILROY, known to me to be the General Partner of Sea/Tac Properties, Ltd., the partnership that executed the within Instrument, and acknowledged to me that such partnership executed the same.

     WITNESS my hand and official seal.

                                                /s/ Nancy C. Wisniewski
                                                ------------------------------
[SEAL OF NANCY C. WISNIEWSKI]                   Notary Public in and for said
                                                State and County



                        STATE AGENCY ACKNOWLEDGMENT

STATE OF CALIFORNIA    )
                       )  SS.
COUNTY OF THURSTON     )
          --------

On this 12th day of September, 1980 before me personally appeared A. D. Andreas
        ----        ---------    --
to me known to be the duly appointed State Design Engineer for the Washington State Department of Transportation and that he executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said State of Washington, for the uses and purposes therein set forth, and on oath states that he was authorized to execute said instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the 12th day of September, 1980.
         ----        ---------------

                                                [Signature]
                                                ------------------------------
                                                Notary Public in and for the
                                                State of Washington, residing
                                                at Olympia, Washington
                                                   -------



                                                I.C. #1-A-03403

                                                AA-1-07504

                                                [TICOR LOGO]

TO 1945 CA (8-74)
(CORPORATION)

STATE OF CALIFORNIA    )
                       )  SS.
COUNTY OF LOS ANGELES  )
          -----------

On July 29, 1980 before me, the undersigned, a Notary Public in and for said
   -------------
State, personally appeared JOHN B. KILROY, JR. known to me to be the Vice
                           -------------------                       ----
President, of the corporation that executed the within Instrument, known to me to be the persons who executed the within Instrument on behalf of the corporation therein named, and acknowledged to me that such corporation executed the within instrument pursuant to its by-laws or a resolution of its board of directors.

WITNESS my hand and official seal.              [SEAL OF NANCY C. WISNIEWSKI]

Signature   /s/ Nancy C. Wisniewski
          ----------------------------

                              E X H I B I T   "A"

Beginning at Highway Engineer's Station 339+37.5 (Hereinafter called H.E.S.) on the Center Line of SR 99, thence Easterly 58 feet to the true point of beginning, thence Easterly 42 feet, thence Northerly 705 feet parallel to said Center Line, thence Westerly 42 feet, thence Southerly 705 feet parallel to said Center Line to the true point of beginning.

                     [MAP T.23N. R.4E. W.M. APPEARS HERE]

                                     -12-